UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 28, 2006

Carter’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31829	13-3912933
(States or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium,
1170 Peachtree Street NE, Suite 900
Atlanta, Georgia 30309

(Address of principal executive offices, including zip code)

(404) 745-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On April 28, 2006, The William Carter Company (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) among the Company, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, and the Required Lenders, the Term Lenders and the Additional Term 1 Lenders, in each case listed on the signature pages thereto, to the Credit Agreement, dated as of July 14, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”) by and among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Collateral Agent, Credit Suisse, as Syndication Agent, Banc of America Securities LLC and Credit Suisse, as Joint Lead Arrangers and Joint Bookrunning Managers, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Wachovia Bank, National Association, as Co-Documentation Agents and the other Lenders party thereto. Capitalized terms used in this section without definition shall have the meanings specified in the Credit Agreement.

Amendment No. 1 reduced the pricing of the Company’s Loans by refinancing the existing Term Loan B (initially priced at LIBOR + 175 bps with a leverage-based pricing grid ranging from LIBOR +150 bps to LIBOR + 175 bps) with a new Term 1 Loan having an Applicable Rate of LIBOR + 150 bps with no leverage-based pricing grid. If the Company makes any optional prepayment of its Term 1 Loans prior to the one-year anniversary of the Amendment No. 1 Effective Date in connection with any Repricing Transaction, the Company will be required to pay to a prepayment premium of 1% of the amount of such Term 1 Loans being repaid.

Amendment No. 1 also amended the restricted payments covenant to allow for future restricted payments so long as the Leverage Ratio is equal or less than 2.5x, there is no Default or Event of Default that has occurred and is continuing and a certain level of Revolving Loan Commitments is available.

Amendment No. 1 is attached hereto as Exhibit 10.1.

Item 2.03.   Creation of a Direct Financial Obligation.

On April 28, 2006, the Company entered into Amendment No. 1 to the Credit Agreement. A brief description of the terms and conditions of Amendment No. 1 are included in Item 1.01 of this Current Report, which description is incorporated into this item by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1

Amendment No. 1 among the Company, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, and the Required Lenders, the Term Lenders and the Additional Term 1 Lenders, in each case listed on the signature pages thereto, to the Credit Agreement, dated as of July 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

April 28, 2006	By:	/S/ MICHAEL D. CASEY

	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished with this report:

10.1

Amendment No. 1 among the Company, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, and the Required Lenders, the Term Lenders and the Additional Term 1 Lenders, in each case listed on the signature pages thereto, to the Credit Agreement, dated as of July 14, 2005.